Laurel Road Prime Student Loan Trust 2019-A Fixed Rate Student Loan Asset-Backed Notes, Series 2019-A Sample Student Loan Agreed-Upon Procedures Report To: KeyBank National Association 5 July 2019

Ernst & Young LLP Tel: +1 212 773 3000 5 Times Square Fax: +1 212 773 6350 New York, NY 10036-6530 ey.com Report of Independent Accountants on Applying Agreed-Upon Procedures KeyBank National Association 127 Public Square Cleveland, Ohio 44114 Re: Laurel Road Prime Student Loan Trust 2019-A (the “Issuer”) Fixed Rate Student Loan Asset-Backed Notes, Series 2019-A (the “Notes”) Sample Student Loan Agreed-Upon Procedures We have performed the procedures enumerated in Attachment A, which were agreed to by KeyBank National Association (the “Sponsor”), BofA Securities, Inc. (the “Initial Purchaser”) and KeyBanc Capital Markets Inc. (“KeyBanc,” together with the Sponsor and Initial Purchaser, the “Specified Parties”), solely to assist the Sponsor with respect to certain information relating to a pool of private education loans made to borrowers that are not insured by the Department of Education, any other government agency or any third- party insurance provider (the “Student Loans”) relating to the Issuer’s securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose. The procedures performed and our associated findings are included in Attachment A. For the purpose of the procedures described in this report, the Sponsor provided us with: a. Electronic data files: i. Labeled “Loan Tape.xlsm” and the corresponding record layout and decode information (the “Preliminary Data File”) that the Sponsor indicated contains information relating to certain private education loans (the “Preliminary Student Loans”) as of 10 June 2019 (the “Preliminary Cutoff Date”) that are expected to be representative of the Student Loans and ii. Labeled “LRK 2019-A v6a.xlsm” and the corresponding record layout and decode information (the “Statistical Data File,” together with the Preliminary Data File, “Provided Data Files”) that the Sponsor indicated contains information relating to certain private education loans (the “Statistical Student Loans”) as of 25 June 2019 (the “Cutoff Date”) that are expected to be representative of the Student Loans,

Page 2 of 3 b. Imaged copies of: i. The promissory note, final disclosure statement or other related documents (collectively and as applicable, the “Note”), ii. The loan application summary, national student clearinghouse, education verification form or other related documents (collectively and as applicable, the “Degree Verification Form”), iii. The borrower’s credit report (the “Borrower Credit Report”) and iv. The co-borrower’s credit report, as applicable (the “Co-Borrower Credit Report,” together with the Note, Degree Verification Form and Borrower Credit Report, the “Source Documents”) that the Sponsor indicated relate to each Sample Student Loan (as defined in Attachment A), c. A servicing system extraction electronic data file labeled “LRB 2019-A Servicing System Query Reques.xlsx” and the corresponding record layout and decode information (the “Servicing System Query,” together with the Source Documents, the “Sources”) that the Sponsor indicated contains information relating to the Sample Student Loans as of the Cutoff Date, d. The list of relevant characteristics (the “Sample Characteristics”) on the Statistical Data File, which is shown on Exhibit 1 to Attachment A, and e. Instructions, assumptions and methodologies, which are described in Attachment A. The procedures included in Attachment A were limited to comparing certain information that is further described in Attachment A. The Sponsor is responsible for the Provided Data Files, Sources, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the Provided Data Files. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Preliminary Data File, Sources or any other information provided to us by the Sponsor upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Preliminary Student Loans, Statistical Student Loans or Student Loans (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Page 3 of 3 The agreed-upon procedures described in this report were not performed for the purpose of: a. Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or b. Making any findings with respect to: i. Whether the origination of the Student Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements, ii. The value of the collateral securing the Student Loans, iii. Whether the originator of the Student Loans complied with federal, state or local laws or regulations or iv. Any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions. This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation. /s/ Ernst & Young LLP 5 July 2019

Attachment A Procedures performed and our associated findings 1. As instructed by the Sponsor, we randomly selected a sample of 100 Preliminary Student Loans from the Preliminary Data File (the “Sample Student Loans”). For the purpose of this procedure, the Sponsor did not inform us as to the basis for how they determined the number of Sample Student Loans or the methodology they instructed us to use to select the Sample Student Loans from the Preliminary Data File. For the purpose of the procedures described in this report, the 100 Sample Student Loans are referred to as Sample Student Loan Numbers 1 through 100. 2. For each student loan on the Preliminary Data File and Statistical Data File, we compared the CLID (“Loan Number”), as shown on the Preliminary Data File, to the corresponding Loan Number, as shown on the Statistical Data File, and noted that: a. All of the Statistical Student Loans included on the Statistical Data File were included on the Preliminary Data File, b. 13 of the Preliminary Student Loans included on the Preliminary Data File were not included on the Statistical Data File (the “Removed Preliminary Student Loans”) and c. None of the Removed Preliminary Student Loans were Sample Student Loans. 3. For each Sample Student Loan, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Statistical Data File, to the corresponding information located on the Sources, subject to the instructions, assumptions and methodologies provided by the Sponsor described in the notes to Exhibit 1 to Attachment A. The Source that we were instructed by the Sponsor to use for each Sample Characteristic is shown on Exhibit 1 to Attachment A. All such compared information was in agreement.

Exhibit 1 to Attachment A
Page 1 of 2

Sample Characteristics and Sources

Sample Characteristic	Statistical Data File Field Name	Source	Note(s)
Loan Number	CLID	Note	i.
Loan type (fixed or adjustable)	Rate Type	Note	
Original loan balance	Original Balance	Note	ii.
Original loan term	Repayment Term	Note	
First disbursement date	Disbursement Date	Servicing System Query	
Maturity date	Maturity	Servicing System Query	
Interest rate	Current Rate	Servicing System Query	
Borrower state	State	Servicing System Query	
Current loan balance	Current Balance	Servicing System Query	
Last payment date	Last payment date	Servicing System Query	
Borrower degree program	Degree	Degree Verification Form	iii., iv.
School name	School	Degree Verification Form	iv.
Graduation year	Graduation Year	Degree Verification Form	
Original borrower FICO	Borrower FICO	Borrower Credit Report	
Original co-borrower FICO	Cosigner FICO	Co-borrower Credit Report	v.
Gross annual income	Gross Income	Servicing System Query

Exhibit 1 to Attachment A Page 2 of 2 Notes: i. For identification purposes only. ii. For the purpose of comparing the original loan balance Sample Characteristic for each Sample Student Loan, the Sponsor instructed us to ignore differences of +/- $1.00 or less. iii. For the purpose of comparing the borrower degree program Sample Characteristic for each Sample Student Loan, the Sponsor instructed us to note agreement in accordance with the decode table shown below (and in accordance with note iv.): Statistical Data File Value Degree Verification Form Value BA/BS BA/BS Dentist DDS Doctor MD Doctor DO Grad Nurse Advanced Degree Nurse Grad Nurse MSN - Master of Science in Nursing Grad Nurse DNP - Doctor of Nursing Practice Healthcare(Other) DVM - Veterinarian Healthcare(Other) DPT - Physical Therapy Healthcare(Other) AS - Physical Therapy JD JD Masters(Other) MA/MS Masters(Other) MPA Masters(Other) M.Acc. Masters(Other) M. Eng Masters(Other) Mast. Of Industl Des MBA MBA Pharm Pharm.D PhD PhD - Non-Healthcare iv. For the purpose of comparing the indicated Sample Characteristics for each Sample Student Loan, the Sponsor instructed us to ignore differences due to abbreviations, spellings and truncations. v. The Sponsor instructed us not to compare the original co-borrower FICO Sample Characteristic for Sample Student Loans with an original co-borrower FICO value of “<blank>,” as shown on the Statistical Data File. We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor described in the notes above.